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                             AIM GLOBAL INCOME FUND

                       CLASS A, CLASS B AND CLASS C SHARES

                       Supplement dated February 25, 2000
                      to the Prospectus dated March 1,1999,
                         as revised November 5, 1999 and
              as supplemented January 24, 2000 and February 4, 2000

This supplement supersedes and replaces in its entirety the supplement dated January 24, 2000.

At a meeting held on February 3, 2000, the Board of Directors of AIM International Funds, Inc. (the company), on behalf of AIM Global Income Fund (the fund), voted to request shareholders to approve the following items that will affect the fund:

          - An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;

          - A new advisory agreement between the company and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are
               (i) the deletion of references to the provision of administrative services and certain expense limitations that are no longer applicable, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future);

          - Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information; and

          - Changing the fund's investment objective so that it is non-fundamental. The investment objective of the fund would be changed by deleting references to the types of securities that the fund will purchase to achieve its objective of long-term growth of capital. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders.

The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about May 3, 2000 to vote on these and other proposals. Only shareholders of record as of February 18, 2000 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about May 26, 2000.

The sixth paragraph appearing under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND" on page 2 of the prospectus is deleted in its entirety.

The following replaces in its entirety the paragraph appearing under the heading "PERFORMANCE INFORMATION" on page 3 of the prospectus:

         "The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance."

The fourth paragraph appearing under the heading "FINANCIAL HIGHLIGHTS" on page 6 of the prospectus is deleted in its entirety.



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The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 4 of the Prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

          o Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1994 and has been associated with the advisor and/or its affiliates since 1992.

          o Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

          o Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992."